UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

TECHPRECISION CORPORATION

(Name of Registrant as Specified in its Charter)
NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11.

August 3, 2023
Dear Stockholder:
It is my pleasure to invite you to attend the Annual Meeting of Stockholders of TechPrecision Corporation. The meeting will be held virtually on September 12, 2023 at 10:00 a.m., Eastern Time. We will hold our annual meeting in virtual format only via live audio webcast, instead of holding the meeting in Westminster, Massachusetts or at any physical location. You or your proxyholder may participate, vote and examine our stockholder list at the virtual annual meeting by visiting https://www.cstproxy.com/techprecision/2023 and using the control number provided with your proxy materials. At the Annual Meeting, the stockholders will be asked to (i) elect five directors for a term of one year until our 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (ii) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending March 31, 2024, (iii) approve the compensation of our named executive officers, in an advisory vote, and (iv) transact any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, if you hold your shares in registered form, please vote by mobile device or electronically over the Internet, or if you requested a printed copy of the proxy materials be mailed to you, sign, date and return the proxy card enclosed therewith as soon as possible. If, on the other hand, you hold your shares through a bank, brokerage firm or other nominee, please follow the voting instructions provided to you by your bank, brokerage firm or other nominee. We encourage you to vote by proxy to ensure that your shares are represented and voted at the meeting, even if you plan on attending the meeting virtually.
I look forward to virtually seeing you on September 12, 2023.
Sincerely,
Alexander Shen
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
1 Bella Drive
Westminster, MA 01473
Main: (978) 874-0591
Date:
September 12, 2023

Time:
10:00 a.m. Eastern Time

Location:
https://www.cstproxy.com/techprecision/2023

The Annual Meeting of Stockholders of TechPrecision Corporation will be held at the time and virtual location noted above. At the meeting, we will ask you to:
1.
Elect five directors: Robert A. Crisafulli, Andrew A. Levy, Richard S. McGowan, Walter M. Schenker and Alexander Shen;

2.
Ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024;

3.
Approve the compensation of our Named Executive Officers (as defined herein), in an advisory vote; and

4.
Transact any other business properly brought before the meeting.

You may vote if you were the record owners of TechPrecision Corporation common stock at the close of business on July 25, 2023, the record date. A list of stockholders of record will be available at https://www.cstproxy.com/techprecision/2023, (the website for the annual meeting) during the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 1 Bella Drive, Westminster, Massachusetts 01473.
Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. On or about August 3, 2023, we will mail a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to each of our stockholders of record and beneficial owners at the close of business on the record date. On the date of mailing the Internet Notice, all stockholders will have the ability to access all the proxy material on the website referred to in the Internet Notice. These proxy materials will be available free of charge.
Your vote is important. To be sure your vote counts and assure a quorum, please vote by mobile device or over the Internet or, if you requested a printed copy of the proxy materials be mailed to you, vote, sign, date and return the proxy card enclosed therewith, as soon as possible, regardless of whether you plan to virtually attend the meeting; or if you hold your shares through a bank, brokerage firm or other nominee, please follow the instructions for voting provided by your bank, brokerage firm or other nominee, regardless of whether you plan to attend the meeting virtually.
By order of our board of directors,
Alexander Shen,
Chief Executive Officer

PROXY STATEMENT
This Proxy Statement and our Annual Report to Stockholders for our fiscal year ended March 31, 2023 (“fiscal 2023”) are being made available via Internet access beginning on or about August 3, 2023, to the owners of all outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), of TechPrecision Corporation (referred to as “we,” “us,” “our,” “TechPrecision,” or the “Company”) as of July 25, 2023, the record date (the “Record Date”), in connection with the solicitation of proxies by our board of directors for our Annual Meeting of Stockholders (the “Annual Meeting’). This proxy procedure is necessary to permit all stockholders, some of whom may be unable to attend the Annual Meeting virtually, to vote on the matters described in this Proxy Statement. Our board of directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 12, 2023.
The proxy statement and the annual report to stockholders are available at
http://www.techprecision.com/reports_and_proxy.html

Page
Information About Voting	4
Solicitation of Proxies	4
Agenda Items	4
Who Can Vote	4
How to Vote	4
Broker Non-Votes	5
Revoking a Proxy or Changing Your Vote	5
Quorum Requirement	6
Vote Required for Action	6
Recommendation of our Board of Directors	6
Proposal One — Election of Directors	7
Corporate Governance	8
Directors/Nominees	8
Information About Our Board of Directors	10
Meetings	10
Independence	10
Board Leadership Structure and Role in Risk Oversight	10
Committees	10
Stockholder Communications	12
Employee, Officer and Director Hedging	12
Board of Directors Compensation	13
Security Ownership of Techprecision	15
Security Ownership of Certain Beneficial Owners and Management	15
Changes in Control	15
Executive Compensation	16
Summary Compensation Table	16
Outstanding Equity Awards at Fiscal Year-End Table	16
Employment Agreements	17
2016 Long-Term Incentive Plan	18
Additional Retirement Benefits	19
Compensation Policies and Practices and Risk Management	19
Related Party Transactions	22
Certain Relationships and Related Transactions	22
Proposal Two — Ratification of the Selection of Marcum LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year ending March 31, 2024	23
Audit Committee Report	24
Principal Accountant Fees	25
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services	25
Proposal Three — Advisory Vote to Approve the Compensation of Our Named Executive Officers	26

INFORMATION ABOUT VOTING
Solicitation of Proxies
Our board of directors is soliciting proxies for use at the Annual Meeting to be in virtual format on September 12, 2023 at 10:00 a.m. Eastern Time, at https://www.cstproxy.com/techprecision/2023 (the website for the Annual Meeting), and any adjournments of that meeting.
Agenda Items
The agenda for the Annual Meeting is to:
1.
Elect five directors: Robert A. Crisafulli, Andrew A. Levy, Richard S. McGowan, Walter M. Schenker and Alexander Shen;

2.
Consider and ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024;

3.
Approve our Named Executive Officers’ compensation, in an advisory vote; and

4.
Transact any other business properly brought before the meeting.

Who Can Vote
You can vote at the Annual Meeting if you are a holder of Common Stock as of the record date. The record date is the close of business on July 25, 2023. You will have one vote for each share of Common Stock you hold. As of July 25, 2023, there were 8,722,432 shares of Common Stock outstanding and entitled to vote.
How to Vote
For Shares Held Direct/y in the Name of the Stockholder
If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may vote your shares in one of four ways:
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Electronically at the meeting.   If you attend the virtual Annual Meeting, you may vote electronically at the Annual Meeting. To attend, you must go to the meeting website at https://www.cstproxy.com/techprecision/2023 and enter the 12- or 16-digit control number found on your Internet Notice, proxy card or voting instruction form. Please note you will only be able to attend, participate and vote in the Meeting using this website.

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By Mail.   If you requested a printed copy of the proxy materials be mailed to you and choose to vote by mail, complete the proxy card enclosed with the printed materials, date and sign it, and return it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted at the Annual Meeting for all the director nominees and in favor of each of Proposals 2 and 3 listed above under “— Agenda Items”;

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By Mobile voting using a smartphone or tablet.   If you choose to vote by mobile device, scan the QR Barcode imprinted on the Internet Notice or proxy card using either a smartphone or tablet, and you will be taken directly to the internet voting site; or

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By Internet.   If you choose to vote electronically over the Internet, visit proxyvote.com and following the instructions on your Internet Notice or proxy card.

For Shares Held Through a Bank, Brokerage Firm or Other Nominee
If you hold your shares through a bank, brokerage firm or other nominee, you will receive instructions from that bank, brokerage firm or other nominee on how to vote. You must follow these instructions in order for your shares to be voted.

Use of Proxies
A proxy is your legal designation of another person to vote your shares on your behalf at the Annual Meeting. The person you designate is called a proxy. When you designate someone as your proxy in a written document, that document also is called a proxy or proxy card. The proxy card accompanying the printed copy of this Proxy Statement is solicited by the Company’s board of directors for the Annual Meeting. By signing and returning it, you will be designating Alexander Shen and Barbara Lilley as proxies to vote your shares at the Annual Meeting based on your direction. You also may designate your proxies and direct your votes by mobile device or over the Internet as described above.
Unless you tell us to vote differently when submitting your vote by mobile device, electronically over the Internet or, if you requested a printed copy of the proxy materials be mailed to you, in your proxy card, we will vote shares represented by signed and returned proxies: (i) FOR all of the nominees for director listed in this proxy statement; (ii) FOR the ratification of our selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024; and (iii) FOR the approval of the compensation of our Named Executive Officers (as defined in the rules of the Securities and Exchange Commission), in an advisory vote. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote shares represented by proxies according to their best judgment.
Broker Non-Votes
A broker non-vote occurs when banks, brokerage firms or other nominees holding shares on behalf of a stockholder do not receive voting instructions from the beneficial owner by a specified date before the Annual Meeting and do not have discretionary authority to vote those undirected shares on specified matters under applicable rules. We believe that banks, brokerage firms and other nominees have this discretionary authority with respect to the ratification of our selection of the independent registered public accountants (Proposal No. 2), but do not have such discretionary authority with respect to the election of directors (Proposal No. 1) or approval of the compensation of our Named Executive Officers (Proposal No. 3). If you are the beneficial owner of shares of our Common Stock that are held of record by a bank, brokerage firm or other nominee and do not provide such holder with voting instructions on matters with respect to which it does not have discretionary authority, there will be a broker non-vote with respect to your shares on each such matter.
Revoking a Proxy or Changing Your Vote
For Shares Held Directly in the Name of the Stockholder
If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may revoke your proxy at any time before it is exercised. You can revoke a proxy by:
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Submitting a later-dated proxy by mail, on a mobile device or over the Internet;

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Sending a written notice to our corporate secretary. You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the Annual Meeting to:

TechPrecision Corporation
1 Bella Drive
Westminster, MA 01473
Attention: Corporate Secretary
or
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Attending the Annual Meeting and voting virtually by visiting the Annual Meeting website at https://www.cstproxy.com/techprecision/2023. Your virtual attendance at the Annual Meeting will not in and of itself revoke your proxy. You also must vote your shares at the Annual Meeting to effectively revoke your previously delivered proxy.

For Shares Held Through a Bank, Brokerage Firm or Other Nominee
If you hold your shares through a bank, brokerage firm or other nominee, you may change your vote at any time by:

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Submitting a later-dated voting instruction form by mail to your bank, brokerage firm or other nominee;

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Submitting a later-dated mobile or Internet vote in accordance with instructions set forth on the voting instruction form provided to you by your bank, brokerage firm or other nominee; or

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Attending the Annual Meeting and voting virtually by visiting the meeting website at https://www.cstproxy.com/techprecision/2023 and entering the 12- or 16-digit control number found on the Internet Notice or voting instruction form sent to you by your bank, broker or other holder of record. Your virtual attendance at the Annual Meeting will not in and of itself revoke your voting instructions to your bank, brokerage firm or other nominee. You also must vote your shares at the Annual Meeting to effectively revoke your previously delivered voting instructions.

Quorum Requirement
We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the outstanding shares of Common Stock as of the Record Date entitled to vote at the Annual Meeting either attend the Annual Meeting virtually or are represented by proxy. Votes withheld, abstentions and broker non-votes will be considered to be represented for purposes of determining a quorum.
Vote Required for Action
A plurality of the votes cast is required for the election of the directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified. This means that the four director nominees receiving the most “FOR” votes will be elected. You are not permitted to cumulate your votes for purposes of electing directors. Because this is an uncontested election, so long as each candidate receives at least one “FOR” vote, votes that are withheld will have no effect on the election of the directors. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote and have no effect on the results of this vote.
Approval of the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024 will require the affirmative vote of a majority of the votes cast at the Annual Meeting, either virtually or by proxy, assuming a quorum is present. Abstentions will not be counted as votes for or against this proposal and will have no effect on the outcome of the vote. Broker non-votes will have no effect on the outcome of this proposal. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.
Approval of the compensation of our Named Executive Officers, on an advisory basis, will require the affirmative vote of a majority of the votes cast at the Annual Meeting, either virtually or by proxy, assuming a quorum is present. The vote to approve the compensation of our Named Executive Officers is advisory, and therefore not binding on us or our board of directors. Our board of directors values the opinions of our stockholders and to the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate whether any actions are necessary to address those concerns. Abstentions and broker non-votes will not be counted as votes for or against this proposal and will have no effect on the outcome of the vote.
Recommendation of our Board of Directors
As to the proposals to be voted on at the Annual Meeting, our board of directors unanimously recommends that you vote:
•
FOR the election of each of the nominees named in Proposal No. 1 to our board of directors;

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FOR Proposal No. 2, the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024; and

•
FOR Proposal No. 3, the advisory approval of the compensation of our Named Executive Officers.

PROPOSAL ONE — ELECTION OF DIRECTORS
Our board of directors currently consists of four directors, each of whose terms will expire at this Annual Meeting. Our four nominees for director this year are Robert A. Crisafulli, Andrew A. Levy, Richard S. McGowan, Walter M. Schenker and Alexander Shen, all of whom are incumbents who were previously elected by our stockholders at our 2022 Annual Meeting of Stockholders. Biographical information about the nominees is provided below under “Corporate Governance — Directors/Nominees.”
Each nominee has consented to being named in the proxy statement and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, proxies will be voted in favor of the remainder of those nominees and for such substitute nominee as may be selected by our board of directors. The term of office of each person elected as a director will continue for one year, until his or her successor is duly elected and qualified, or until his or her earlier resignation, removal or death. The four nominees receiving the highest number of “FOR” votes shall be elected as directors.
Our board of directors recommends a vote “FOR” the election of Robert A. Crisafulli, Andrew A. Levy, Richard S. McGowan, Walter M. Schenker and Alexander Shen to our board of directors.

CORPORATE GOVERNANCE
Directors/Nominees
Information about the nominees is provided below. Messrs. Crisafulli, Levy, McGowan and Schenker currently serve on our board of directors. There are no family relationships between or among any director or executive officer of the Company.
Name	Age	Position
Richard S. McGowan(1)(2)	69	Chair of the Board
Robert A. Crisafulli(1)(2)(3)	69	Director
Andrew A. Levy(2)(3)	76	Director
Walter M. Schenker(1)(3)	76	Director
Alexander Shen	61	Director; Chief Executive Officer

(l)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

Richard S. McGowan has been a member of our board of directors since December 2016 and serves as the Chair of the board of directors. Mr. McGowan’s principal occupation since 2008 has been private investor. From June 2014 until July 2016, Mr. McGowan served on the board of directors of Cleveland Biolabs, Inc., a publicly traded biopharmaceutical company focused on the immune system, serving as chair of its board from April 2015 to July 2016, chair of its compensation committee from 2014 until 2016, and on its audit and nominating and governance committees from 2015 until 2016. From 1995 to 2009, Mr. McGowan served as Of Counsel to Weitz & Luxenberg, P.C., a national law firm.
From 2000 to 2008, Mr. McGowan was a partner and President of SFB Holdings, a private investment company that sought to purchase and tum around sub-producing micro-cap companies. Mr. McGowan holds a B.A. in History from the State University of New York at Stony Brook and a J.D. from Boston University School of Law.
Mr. McGowan s extensive investment experience, and in particular his focus on growing the business of microcap companies, is an asset as we look to execute on our strategies to grow our business.
Robert A. Crisafulli has been a member of our board of directors since December 2016. Since December 2007, Mr. Crisafulli has served as Executive Vice President Tax of Aircastle Limited, a privately held international aircraft leasing company. From January 2007 to December 2007, Mr. Crisafulli served as Vice President of Finance, Tax and Treasurer of InfoNXX, Inc., a privately held international telecommunications company. From 2005 to 2006, Mr. Crisafulli served as Vice President of Tax of PanAmSat, a publicly traded international telecommunications company. From 2001 to 2005, Mr. Crisafulli served as Managing Director of Bridge East Capital, an international private equity and financial advisory firm. From 1999 to 2000, Mr. Crisafulli served as Senior Vice President, Chief Financial Officer, Treasurer of Mosler Inc., a physical and electronic security firm. From 1998 to 1999, Mr. Crisafulli was Partner - Mergers and Acquisitions Practice at KPMG LLP. Mr. Crisafulli is a certified public accountant and holds a B.B.A. in accounting from Adelphi University and an M.B.A. in Taxation from St. John’s University.
Mr. Crisafulli’s significant background in the areas of tax and finance, including with public companies, and his experience as a certified public accountant, enables him to provide our board of directors with additional insight into finance and accounting matters.
Andrew A. Levy has been a member of our board of directors since March 2009. Since 1978, Mr. Levy has served as Chief Executive Officer of Redstone Capital, an investment banking firm. Mr. Levy was appointed Chief Executive Officer of Esco Marine, Inc., a ship-recycling company, in April 2014, to reorganize the company. Esco Marine, Inc. filed for protection under Chapter 11 of the U. S. Bankruptcy

Code in March 2015, which proceedings were dismissed in April 2018. Mr. Levy has been a director of Esco from January 2004 to present. Esco Marine, Inc. is not a company with securities registered under Section 12 of the Exchange Act or required to file reports under Section 15(d) of the Exchange Act. Mr. Levy holds a B.S. in Engineering from Yale University and a J.D. from Harvard Law School.
Mr. Levy combines an engineering background that enables him to understand the operational aspects of our business with an investment banking background, which qualifies him to engage in assessments of our financial health and the execution of our growth strategies.
Walter M. Schenker has been a member of our board of directors since December 2016. Since June 2010, Mr. Schenker has served as General Partner and Portfolio Manager at MAZ Capital Advisors, an investment partnership, where his responsibilities include, among things, managing the firm’s portfolio of investments. From 1999 to 2010, Mr. Schenker was a Principal at Titan Capital Management, LLC, a registered investment adviser and hedge fund. On April 4, 2019, Mr. Schenker became a director of Andina Acquisition Corporation III, a Nasdaq-listed blank check company. Mr. Schenker previously served on the board of directors and audit committee of Sevcon, Inc., a Nasdaq-listed global supplier of control and power solutions for zero-emission, electric and hybrid vehicles, from 2013 until that company’s acquisition in September 2017. Mr. Schenker holds a B.S. from Cornell University and an M.B.A. in Finance from Columbia University.
Mr. Schenker’s previous experience serving on the board of directors of a publicly traded company and his vast experience investing in both public and private companies enables him to provide our board of directors with insight into how to best manage the Company and execute our growth strategy.
Alexander Shen was appointed Chief Executive Officer of TechPrecision on November 14, 2014 and became a director on our board of directors on September 15, 2022. Since June 2014, Mr. Shen has served as President of our Ranor subsidiary, and he also served as president of our WCMC subsidiary. Mr. Shen has experience in a broad range of industries including metal fabrication, automotive, contract manufacturing, safety and security, and industrial distribution. Prior to joining us, Mr. Shen served in 2013 as President of SIB Development and Consulting, a firm specializing in fixed, monthly cost reduction. Mr. Shen served as President of Tydenbrooks Security Products Group, a security products company, from July 2011 to December 2012. Mr. Shen served as President and Chief Executive Officer of Burgon Tool Steel Company between January 2009 and June 2011 and served as Chief Executive Officer of Ryerson Mexico & Vice President — International for Ryerson, Inc., a multi-national distributor and processor of metals, from 2007 to 2009. Mr. Shen was Division General Manager & Chief Operating Officer at Sumitomo Electric Group from 1998 to 2007, focused on automotive electrical and electronic products. Prior to 1998, he had a 10-year career at the Automotive Division of Alcoa Inc. with roles of increasing responsibility. Mr. Shen began his career with General Motors, moving to Chrysler, before joining Alcoa Inc. His career includes multiple international management roles in Japan, China, Mexico, and Europe, and he is fluent in the Chinese and Japanese languages and cultures. Mr. Shen holds a B.S. in Engineering from Michigan State University.
Mr. Shen’s long experience in manufacturing and his current role as Chief Executive Officer of the Company led to the board’s decision that he should serve on the board of directors.

INFORMATION ABOUT OUR BOARD OF DIRECTORS
Meetings
During fiscal 2023, our board of directors held four meetings and the Audit Committee held four meetings. Each incumbent director attended at least 75% of the total number of meetings of the board of directors and the committees on which he served during fiscal 2023. While we encourage all members of our board of directors to attend annual meetings of stockholders, there is no formal policy as to their attendance. Each of our directors attended the annual meeting of stockholders in 2022 by teleconference.
Independence
We evaluate the independence of our directors in accordance with the listing standards of the Nasdaq Stock Market, LLC (“Nasdaq”), the national securities exchange on which our common stock trades, and the regulations promulgated by the Securities and Exchange Commission (the “SEC’). Nasdaq’s rules require that a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Under Nasdaq rules, we are required to have a board of directors comprised of a majority of independent directors. Accordingly, after review of all relevant transactions and relationships between each director, or any of his family members, and us, our senior management and our independent registered public accounting firm, our board of directors has determined that the following directors, which comprise a majority of the members of our board of directors, are independent directors within the meaning of the Nasdaq listing standards: Robert A. Crisafulli, Andrew A. Levy, Richard S. McGowan and Walter M. Schenker.
Board Leadership Structure and Role in Risk Oversight
Richard S. McGowan currently serves as the Chair of our board of directors and has served as the Chair of our board of directors since March 2017. The Company’s Corporate Governance Guidelines provide that the board of directors believes that the Company and our stockholders are best served by having the role of Chair of our board of directors and Chief Executive Officer positions separate. We believe that having these roles separated better facilitates the independent functioning of the board of directors, while allowing our management to more closely focus on our business operations.
The Audit Committee of the board of directors takes an active risk oversight role by meeting with our senior management team on a regular basis and reviewing and approving key risk policies and risk tolerances. The Audit Committee is responsible for ensuring that we have in place a process for identifying, prioritizing, managing and monitoring our critical risks. Furthermore, our board of directors, with input from the Audit Committee, regularly evaluates our management infrastructure, including personnel competencies and technologies and communications, to ensure that key risks are being properly evaluated and managed.
Committees
Our board of directors has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.
Audit Committee
The members of the Audit Committee are Mr. Crisafulli (Chair), Mr. McGowan and Mr. Schenker. Our board of directors has determined that Mr. Crisafulli, who is the Chair of the Audit Committee, is an “audit committee financial expert” as that term is defined under the applicable rules and regulations of the SEC. Our board of directors has determined that Messrs. Crisafulli, McGowan and Schenker each satisfy the independence standards for the Audit Committee established by the applicable rules and regulations of the SEC and Nasdaq.
The primary purpose of the Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee is responsible for selecting, compensating, overseeing and terminating our independent registered public accounting firm.

The Audit Committee charter is posted and can be viewed in the “Corporate Governance” section of our website at www.techprecision.com.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Messrs. Crisafulli, Levy and Schenker, each of whom, our board of directors determined, is independent under the Nasdaq listing standards. The chair of our Nominating and Corporate Governance Committee is Mr. Schenker. The Nominating and Corporate Governance Committee was created on May 5, 2023.
Specific responsibilities of our Nominating and Corporate Governance Committee include:
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evaluating and recommending to our board of director nominees for each election of directors;

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determining criteria for selecting new directors, including desired board skills, experience and attributes;

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considering any nominations of director candidates validly made by our stockholders;

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reviewing and making recommendations to our board of directors concerning qualifications, appointment and removal of committee members;

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developing, recommending for approval by our board of directors and reviewing on an ongoing basis the adequacy of the corporate governance principles applicable to us, including, but not limited to, director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation;

•
reviewing and making recommendations regarding the committee structure and composition;

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reviewing and recommending to our board of directors changes to our bylaws as needed;

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developing orientation materials for new directors and corporate governance-related continuing education for all directors; and

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overseeing succession planning for executive officers.

Stockholders may recommend individuals to our board of directors for consideration as potential director candidates by timely submitting their name, along with the additional information and materials required by our by-laws, to TechPrecision Corporation, I Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary. Our by-laws provide that stockholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of stockholders must provide timely notice of their proposal in writing to the corporate secretary. Please see the section of this Proxy Statement titled “Stockholder Proposals for the 2024 Annual Meeting” for more information regarding the submission of stockholder nominations and other proposals.
Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following the same process, and applying the same criteria, discussed above.
The Nominating and Corporate Governance Committee charter is posted and can be viewed in the “Corporate Governance” section of our website at www.techprecision.com and is reviewed on an annual basis by our Audit Committee.
Compensation Committee
Our Compensation Committee consists of Messrs. McGowan, Crisafulli and Levy, each of whom, our board of directors determined, is independent under the Nasdaq listing standards and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The chair of our Compensation Committee is Mr. McGowan. The Compensation Committee was created on May 5, 2023.

The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate.
Specific responsibilities of our compensation committee include:
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reviewing and advising the board of directors concerning our overall compensation philosophy, policies and plans, including reviewing both regional and industry compensation practices and trends;

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reviewing and approving corporate and personal performance goals and objectives relevant to the compensation of the Company’s chief executive officer, and making recommendations to the board of directors regarding all executive officer compensation (including but not limited to salary, bonus, incentive compensation, equity awards, benefits and perquisites);

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reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit-sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;

•
reviewing and discussing with management the disclosures regarding executive compensation to be included in our public filings or stockholder reports;

•
reviewing and recommending to our board of directors the compensation paid to our directors; and

•
overseeing, jointly with the full board, engagement with proxy advisory firms on executive compensation matters.

The Compensation Committee charter is posted and can be viewed in the “Corporate Governance” section of our website at www.techprecision.com and is reviewed on an annual basis by our Audit Committee.
Stockholder Communications
We have a process by which stockholders may communicate with our board of directors. Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to the board of directors of TechPrecision Corporation, c/o Corporate Secretary, 1 Bella Drive, Westminster, MA 01473. Our corporate secretary will forward all mail received at our corporate office that is addressed to our board of directors or any particular director. However, communications that are unrelated to the duties and responsibilities of the board of directors, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements, may not be forwarded to the board of directors. In addition, any material that is unduly hostile, threatening or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any director upon request.
Code of Business Ethics and Conduct
We have adopted a written Code of Business Ethics and Conduct. Our Code of Business Ethics and Conduct is intended to document the principles of conduct and ethics to be followed by all of our directors, officers and employees. Its purpose is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest. The full text of our Code of Business Ethics and Conduct is posted and can be viewed in the “Corporate Governance” section of our website at www.techprecision.com.
Employee, Officer and Director Hedging
The Company’s Insider Trading Policy contains restrictions on the ability of directors, officers and employees to engage in certain transactions that hedge or offset any decrease in the market value of the Company’s securities. Specifically, the Insider Trading Policy prohibits such persons from (i) selling the

Company’s securities short, (ii) buying or selling put or call options, or other derivative securities, with respect to the Company’s securities and (iii) entering into hedging or monetization transactions or similar arrangements with respect to Company securities, including zero-cost collars, prepaid variable forward sale contracts, equity swaps and exchange funds.
Board of Directors Compensation
Fees and Equity Awards for Non-Employee Directors
The fee structure for non-employee directors is as follows:
Fee Category	Fees
Quarterly Retainer	$6,000
Audit Committee Chair – Annual Retainer	$5,000
Chair – Annual Retainer	$12,000
In addition, our board of directors has provided that each non-employee director is eligible for an annual grant of 12,500 options to purchase shares of our Common Stock or 12,500 shares of restricted stock, as determined by the board of directors, under the 2016 TechPrecision Equity Incentive Plan (the “2016 Plan”).
Director Compensation Table
The following table sets forth compensation paid to each director who served during the year ended March 31, 2023.
Name	Fees Earned(1)	Option Awards(2)	Stock Awards(3)	Totals
Andrew Levy	$24,000	—	$36,000	$60,000
Robert A. Crisafulli	$29,000	—	$36,000	$65,000
Richard S. McGowan	$36,000	—	$36,000	$72,000
Walter M. Schenker	$24,000	—	$36,000	$60,000

(1)
The members of the board of directors earned all fees for serving on the board of directors during fiscal 2023.

(2)
There were no option awards granted during fiscal 2023. The number of stock options outstanding as of March 31, 2023 for each director was: Mr. Levy: 37,500; Mr. Crisafulli: 25,000; Mr. McGowan: 25,000; and Mr. Schenker: 25,000.

(3)
Represents the aggregate grant date fair value of stock awards computed in accordance with ASC Topic 718. Key assumptions in calculating these amounts are outlined in Note 7 to our Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023. On September 15, 2022, each director then serving on the Company’s board of directors was granted 6,250 fully vested shares of Common Stock, for a total of 25,000 shares. No director held any unvested shares of restricted stock outstanding as of March 31, 2023.

Board Diversity
The matrix below as required by Nasdaq rules sets forth the self-identified gender identity and demographic diversity attributes of each of our directors, and the brief biographical description of the directors set forth above under the heading “— Directors/Nominees” includes the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

Board Diversity Matrix (as of August 3, 2023)
Total Number of Directors	5
	Female	Male
Part I: Gender Identity
Directors	—	5
Part II: Demographic Background
White	—	4
Asian	—	1

SECURITY OWNERSHIP OF TECHPRECISION
Security Ownership of Certain Beneficial Owners and Management
There are no individuals or entities known by TechPrecision (through their Section 13 filings), excluding directors and Named Executive Officers, to own more than 5% of the outstanding Common Stock as of July 25, 2023.
The following table provides information as to shares of our Common Stock beneficially owned, as of July 25, 2023, by:
•
each of our current directors;

•
each Named Executive Officer; and

•
all current directors and executive officers as a group.

Except as otherwise indicated, each person has the sole power to vote and dispose of all shares of our Common Stock listed opposite his name. Each person is deemed to own beneficially shares of Common Stock that may be acquired upon exercise of stock options if they are vested and exercisable within 60 days of the measurement date, July 25, 2023. As of July 25, 2023, there were 8,722,432 shares of our Common Stock outstanding. All share figures in the table below give effect to the 4-for-1 reverse stock split that became effective February 23, 2023.
Except as otherwise indicated, the address of each person listed below is c/o TechPrecision Corp., 1 Bella Drive, Westminster, MA 01473.
Name	Shares of common stock	Percentage
Robert Crisafulli(1)	56,250	*
Andrew A. Levy(2)	498,473	5.69%
Richard S. McGowan(1)	60,453	*
Walter M. Schenker(3)	361,152	4.13%
Alexander Shen(4)	455,470	4.97%
Thomas Sammons	118,322	1.36%
Barbara M. Lilley	—	*
All executive officers and directors as a group (six individuals)(6)	1,431,798	15.43%

*
Percentage of shares beneficially owned does not exceed one percent of the class.

(1)
Includes 25,000 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of July 25, 2023.

(2)
Includes 37,500 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of July 25, 2023.

(3)
According to a Schedule 13D filed by Maz Partners LP (“MAZ Partners”), MAZ Capital Advisers, LLC (“MAZ Capital”) and Mr. Schenker on February 13, 2018, MAZ Partners, MAZ Capital and Mr. Schenker share voting and dispositive power over 300,902 shares of the Company’s common stock, which are included in this amount. Mr. Schenker is the sole managing member of MAZ Capital, which is the sole general partner of MAZ Partners. This amount also includes (a) 25,000 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of July 25, 2023 and (b) 14,500 shares of common stock held in an IRA account of Mr. Schenker over which Mr. Schenker has sole voting and sole dispositive power.

(4)
Includes 442,500 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of July 25, 2023.

(5)
Includes 555,000 shares of Common Stock issuable upon the exercise of stock options granted to executive officers and/or directors that may be exercised within 60 days of July 25, 2023.

Changes in Control
To our knowledge, there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

EXECUTIVE COMPENSATION
On February 23, 2023, the Company effected a 4-for-1 reverse stock split of its issued and outstanding shares of Common Stock. As a result of the reverse split, each four pre-split shares of Common Stock outstanding automatically combined into one new share of Common Stock. Share amounts and prices disclosed in this proxy statement have been restated, as required, to reflect the reverse stock split as if it had occurred on January 1, 2022.
Summary Compensation Table
The Company has determined that it only has two executive officers, based on relevant SEC rules. Accordingly, set forth below is information for the fiscal years indicated relating to the compensation of (i) Alexander Shen, our principal executive officer, who also serves as the President of Ranor, Inc., a wholly owned subsidiary of the Company and (ii) Thomas Sammons, our most highly compensated executive officer other than the principal executive officer who was serving as an executive officer at the end of the Company’s last completed fiscal year. Together, such individuals are referred to as our Named Executive Officers.
Name and Position	Fiscal Year	Salary	Bonus	Option Awards(1)	Stock Awards(2)	All Other Compensation	Total($)
Alexander Shen,	2023	$301,154	$500	—	—	$3,086	$304,740
Chief Executive Officer	2022	$300,000	$35,000	—	$17,000	$4,331	$356,331
Thomas Sammons,	2023	$235,904	$500	—	—	—	$236,404
Chief Financial Officer	2022	$230,193	$35,000	—	$17,000	—	$282,193

(I)
There were no option awards granted during fiscal 2023. The number of stock options outstanding as of March 31, 2022 for each executive was: Alexander Shen: 442,500; Thomas Sammons: 125,000.

(2)
Represents the aggregate grant date fair value of restricted stock awards computed in accordance with ASC Topic 718. On January 24, 2022, each executive officer received a grant of restricted stock awards that vested in full on January 24, 2023.

Outstanding Equity Awards at Fiscal Year-End Table
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Alexander Shen(1)	192,500	—	$0.32	August 11, 2025
Alexander Shen(2)	250,000	—	$2.00	December 26, 2026
Thomas Sammons(3)	125,000	—	$0.68	January 20, 2026

(1)
Subject to Mr. Shen’s continuous employment with the Company through the applicable vesting date, options granted to Mr. Shen on August 12, 2015 vested in three equal annual installments with the first installment vesting on the grant date and the remaining installments vesting on each of the first and second anniversary of the grant date.

(2)
Two-thirds of the options granted to Mr. Shen on December 27, 2016 were vested on the grant date. Subject to Mr. Shen’s continuous employment with the Company through the vesting date, the remaining 83,334 options vested on the first anniversary of the grant date.

(3)
Subject to Mr. Sammons’ continuous employment with the Company through the applicable vesting date, options granted to Mr. Sammons on January 21, 2016 vested in three equal annual installments with the first installment vesting on the grant date and the remaining installments vesting on each of the first and second anniversaries of the grant date.

Employment Agreements
As of March 31, 2023, we had employment agreements with each of our Named Executive Officers.
Alexander Shen Employment Agreement
We executed an employment agreement with Mr. Shen on November 17, 2014 (the “CEO Employment Agreement”) to engage Mr. Shen for the position of Chief Executive Officer. The terms of the CEO Employment Agreement provide that Mr. Shen will report directly to our board of directors and others at the direction of the board at such time and in such detail as the board shall reasonably require and his duties and responsibilities shall consist of such powers, duties and responsibilities as are customary for the office of Chief Executive Officer of a company similar in size and stature to the Company.
Pursuant to the CEO Employment Agreement, Mr. Shen receives an annual base salary of $300,000, increased by the board of directors from $275,000, which may be increased from time to time by the board of directors, and was awarded a one-time grant of options to purchase 250,000 shares of our Common Stock, which vested in three equal amounts on the date of grant and each of the subsequent two anniversaries of the date of grant. The exercise price of the options is equal to the closing market price as of the grant date. Mr. Shen is also eligible for an annual cash performance bonus based upon our financial performance as determined by our board of directors and targeted at up to 75% of Mr. Shen’s annual base salary, which target was increased by the board of directors from 60%. The CEO Employment Agreement provides that the Company was required to pay no less than one-half of the targeted bonus amount for fiscal 2015. Mr. Shen is entitled to participate fully in our employee benefit plans and programs and is entitled to four weeks of vacation per year. Mr. Shen will also be reimbursed for reasonable and necessary out-of-pocket expenses incurred by him in the performance of his duties and responsibilities as Chief Executive Officer. Under the terms of the CEO Employment Agreement, and in connection with his relocation to Westminster, Massachusetts, Mr. Shen was also entitled to assistance with temporary living arrangements and a relocation allowance of $35,000 at the time of his relocation.
Pursuant to the terms of the CEO Employment Agreement and subject to Mr. Shen’s execution of a release of claims in favor of the Company, in the event we terminate Mr. Shen’s employment without “cause” (as defined below) or Mr. Shen resigns his employment for “good reason” (as defined below) at any time during the six-month period following a change in control, he will be entitled to receive continuation of his base salary for twelve months following termination of his employment, payable under the Company’s normal payroll practices. We may terminate the CEO Employment Agreement for cause upon seven days written notice, during which period Mr. Shen may contest his termination before our board of directors.
In general, “cause” is defined as: (i) Mr. Shen’s refusal to perform material duties and responsibilities or follow legal and reasonable directive of the board of directors, (ii) the willful misappropriation of Company funds or property, (iii) any willful or intentional act which he should have reasonably anticipated would reasonably be expected to materially damage the Company’s reputation, business and/or relationships, (iv) excessive use of alcohol or use of illegal drugs, or (v) any material breach of the CEO Employment Agreement. Mr. Shen is also subject to a covenant not to compete with us for a period of 12 months following termination of the CEO Employment Agreement. In general, “good reason” is defined as: (A) a material adverse change in the duties, responsibilities or effective authority associated with his position, or (B) a material reduction by the Company of Mr. Shen’s base salary, each after Mr. Shen has given the Company written notice and the Company has failed to cure such act within 30 days following receipt of such notice.
In addition to the compensation and severance arrangements described above, the CEO Employment Agreement contains customary provisions (i) prohibiting Mr. Shen from divulging to third parties or using confidential information or trade secrets of the Company; (ii) confirming that all intellectual work products generated by Mr. Shen during the term of his employment with the Company are the sole property of the Company; and (iii) prohibiting Mr. Shen from competing against the Company, including by soliciting the Company’s employees or its current or prospective clients, until the one year anniversary of the termination of his employment.
Thomas Sammons Employment Agreement
On March 31, 2016, we entered into an Employment Agreement with Thomas Sammons (the “Sammons Employment Agreement”), which became effective as of January 20, 2016 and governs

Mr. Sammons’s employment as our Chief Financial Officer. Pursuant to the Sammons Employment Agreement, Mr. Sammons: (i) receives an annual base salary of $235,000, increased by the board of directors from $200,000; (ii) received an award of stock options to purchase 125,000 shares of our Common Stock pursuant to the TechPrecision Corporation 2006 Long-Term Incentive Plan, as amended (the “2006 Plan”), with an exercise price equal to the fair market value of the Common Stock on the grant date and which vested in substantially equal amounts on the date of initial grant and each of the subsequent two anniversaries of the date of grant; and (iii) will be eligible for an annual cash performance bonus of up to 50% of base salary, subject to goals and objectives set by the Chief Executive Officer and our board of directors. Under the Sammons Employment Agreement, Mr. Sammons also will be eligible to participate in Company benefits provided to other senior executives as well as benefits available to Company employees generally. Under the terms of the Sammons Employment Agreement and in connection with his relocation to Westminster, Massachusetts, Mr. Sammons was also entitled to assistance with temporary living arrangements and a relocation allowance of $35,000 at the time of his relocation.
The Sammons Employment Agreement also provides for certain severance payments to Mr. Sammons in the event of his termination. Subject to Mr. Sammons’s execution of a release of claims in favor of the Company, if Mr. Sammons is terminated without “cause” (as defined below) or Mr. Sammons terminates his employment for “good reason” (as defined below) at any time during the six-month period following a change in control, he will be entitled to receive continuation of his base salary for twelve months following termination of his employment, payable under the Company’s normal payroll practices.
In general, “cause” is defined as: (i) Mr. Sammons’s refusal to perform material duties and responsibilities or follow legal and reasonable directive of the board of directors, (ii) the willful misappropriation of Company funds or property, (iii) any willful or intentional act which he should have reasonably anticipated would reasonably be expected to materially damage the Company’s reputation, business and/or relationships, (iv) excessive use of alcohol or use of illegal drugs, or (v) any material breach of the Sammons Employment Agreement. In general, “good reason” is defined as: (A) a material adverse change in the duties, responsibilities or effective authority associated with his position, or (B) a material reduction by the Company of Mr. Sammons’s base salary, each after Mr. Sammons has given the Company written notice and the Company has failed to cure such act within 30 days following receipt of such notice.
In addition to the compensation and severance arrangements described above, the Sammons Employment Agreement contains customary provisions (i) prohibiting Mr. Sammons from divulging to third parties or using confidential information or trade secrets of the Company; (ii) confirming that all intellectual work products generated by Mr. Sammons during the term of his employment with the Company are the sole property of the Company; and (iii) prohibiting Mr. Sammons from competing against the Company, including by soliciting the Company’s employees or its current or prospective clients, until the one year anniversary of the termination of his employment.
Effective July 14, 2023, Mr. Sammons retired from service as Chief Financial Officer of the Company. He is continuing to serve the Company as a non-executive employee, which he and the Company expect will continue for a limited period of time, to assist with transition efforts. Thereafter, the Company expects that it may enter into a consultancy agreement with Mr. Sammons under which he will agree to provide consulting services to the Company as an independent contractor, primarily to continue ensuring an orderly transition of his former duties to the new chief financial officer. His services will be provided on an as-needed basis for up to one year following his retirement date, and as compensation for such services, he will be paid an hourly rate and may also be awarded a fixed number of shares.
2016 Long-Term Incentive Plan
The purposes of the 2016 Plan are to: (a) enable the Company and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.
Employees, directors, consultants and other individuals who provide services to the Company or its affiliates are eligible to be granted awards under the 2016 Plan; provided, however, that only employees of the Company or any parent company or subsidiary of the Company are eligible to be granted incentive stock options. As of March 31, 2023, approximately 155 employees and four non-employee directors are eligible to participate in the 2016 Plan, and there were outstanding options granted under the 2016 Plan to purchase 667,500 shares of our Common Stock with a weighted-average exercise price of $1.37. This amount included options to purchase 567,500 shares of our Common Stock issued to our executive officers. As of March 31, 2023, the closing price of our Common Stock was $7.07 per share.
Additional Retirement Benefits
During fiscal 2023, our chief executive officer and chief financial officer each participated in our qualified 401(k) plan that provides participants the opportunity to defer taxation on a portion of their income, up to limits set forth in the Internal Revenue Code, and receive a matching Company contribution.
Compensation Policies and Practices and Risk Management
One of the responsibilities of our board of directors, in its role in setting executive compensation and overseeing our various compensation programs, is to ensure that our compensation programs are structured so as to discourage inappropriate risk-taking. We believe that our existing compensation practices and policies for all employees, including executive officers, mitigate against this risk by, among other things, providing a meaningful portion of total compensation in the form of equity incentives. These equity incentives are awarded with either staggered or cliff vesting over several years, so as to promote long-term rather than short-term financial performance and to encourage employees to focus on sustained stock price appreciation. In addition, our existing compensation policies attempt to discourage employees from taking excessive risks to achieve individual performance objectives such as annual cash incentive compensation and long-term incentive compensation which are based upon balanced company-wide, business unit and individual performance and base salaries structured so as to be consistent with an employee’s responsibilities and general market practices. The board of directors, as a whole, is responsible for monitoring our existing compensation practices and policies and investigating applicable enhancements to align our existing practices and policies with avoidance or elimination of risk and the enhancement of long-term stockholder value.
PAY VERSUS PERFORMANCE DISCLOSURE
The following table shows the past two fiscal years’ total compensation for our named executive officers as set forth in the Summary Compensation Table, the “compensation actually paid” to our named executive officers (as determined under SEC rules described in greater detail below), our total shareholder return (“TSR”), and our net income.
Year	Summary Compensation – PEO(1)	Compensation Actually Paid – PEO(3)	Summary Compensation – non-PEO NEO(2)	Compensation Actually Paid – non-PEO NEO(3)	Value of Initial Fixed $100 Investment Based on TSR	Net Income (Loss)
2022	$356,331	$356,231	$282,193	$282,093	$133	$(349,834)
2023	$304,740	$312,540	$236,404	$244,204	$139	$(979,006)

(1)
The PEO for each of 2022 and 2023 was Alexander Shen.

(2)
The only non-PEO NEO for each of 2022 and 2023 was Thomas Sammons.

(3)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance Table. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as summary compensation table total compensation adjusted to (a) include the fair market value of equity awards as of the end of the fiscal year or, if earlier, the vesting date (rather than the grant date) and factor in dividends and interest accrued with respect to such awards. The following table details applicable adjustments.

(4)
			Equity Award Adjustments
Year	Executive(s)	Summary compensation table total ($)	Deduct stock awards ($)	Include year-end equity value ($)	Change in value of prior equity awards ($)
2023	PEO	304,740	—	—	7,800
	Non-PEO NEO	236,404	—	—	7,800
2022	PEO	356,331	(17,000)	16,900	(100)
	Non-PEO NEO	282,193	(17,000)	16,000	(100)
Analysis of the Information Presented in the Pay Versus Performance Table
Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our Non-PEO NEO(s), and the Company’s net income (loss) over the period covering fiscal years 2022 and 2023.
PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our Non-PEO NEO(s), and the Company’s TSR over the period covering fiscal years 2022 and 2023.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

RELATED PARTY TRANSACTIONS
Certain Relationships and Related Transactions
Related Party Transaction Policy
All transactions with related parties that may present actual, potential or perceived conflicts of interest are subject to approval by the Audit Committee, under the terms of the Audit Committee’s charter. As part of its review of related party transactions, the Audit Committee generally seeks to obtain evidence regarding whether the terms of the related party transaction are market-based. The Audit Committee relies on such information, in addition to other transaction-specific factors, in its review and approval of related party transactions.
Related Person Transactions
We are not aware of any transactions, since April 1, 2021, or any proposed transactions, in which the Company was a party, where the amount involved exceeded $120,000 and in which a director, executive officer, holder of more than 5% of our Common Stock, any member of the immediate family of any of the foregoing persons or any other “related person” (as defined under the rules of the SEC), had or will have a direct or indirect material interest.

PROPOSAL TWO — RATIFICATION OF THE SELECTION OF MARCUM LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
MARCH 31, 2024
The Audit Committee has selected Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending March 31, 2024.
The Audit Committee has recommended that the stockholders vote for ratification of the appointment of Marcum as our independent registered public accounting firm. A representative of Marcum is expected to attend the Annual Meeting via teleconference and will have the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the Annual Meeting.
Neither our by-laws nor other governing documents or laws require stockholder ratification of the appointment of Marcum as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Marcum. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our stockholders.
The affirmative vote of the majority of the votes cast at the Annual Meeting, either virtually or by proxy will be required to ratify the appointment of Marcum.
Our board of directors recommends a vote “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024.

AUDIT COMMITTEE REPORT
The Audit Committee Report that follows shall not be deemed to “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent we incorporate such Report by specific reference.
In fulfilling its responsibilities with respect to the Company’s audited financial statements for the year ended March 31, 2023, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements with management and Marcum;

•
Discussed with Marcum the matters required by the applicable requirements of the Public Company Accounting Oversight Board concerning the conduct of the audit; and

•
Received the written disclosures and the letter from Marcum regarding its communications with the Audit Committee concerning independence, as required by the Public Company Accounting Oversight Board, and has discussed with Marcum the firm’s independence.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, including the effectiveness of internal control over financial reporting. Marcum was responsible for performing an independent audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Marcum had full access to the Audit Committee to discuss any matters they deem appropriate.
In reliance upon the review and discussions referred to above, the Audit Committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2023.
The Audit Committee
Robert A. Crisafulli, Chair
Richard McGowan
Walter M. Schenker

PRINCIPAL ACCOUNTANT FEES
The following is a summary of fees for professional services rendered by Marcum LLP for the years ended:
	March 31, 2023	March 31, 2022
Audit Fees	$553,024	$483,855
Audit related fees	—	—
Tax fees	—	—
All other fees	—	$17,155
Total	$553,024	$501,010
Audit fees.   Audit fees represent fees for professional services performed by Marcum LLP for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.
Audit-related fees.   Audit-related fees represent fees for assurance and related services performed by Marcum LLP that are reasonably related to the performance of the audit or review of our financial statements and are traditionally performed by the independent registered public accounting firm. These include services related to consultation with respect to special procedures required to meet certain regulatory requirements.
Tax fees.   There were no fees paid to Marcum LLP for tax compliance, tax advice and tax planning services for the fiscal years ended March 31, 2023 and 2022.
All other fees.   Other fees related to due diligence on the Stadco acquisition were paid to Marcum in the fiscal years ended March 31, 2022.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All services provided by the independent registered public accounting firm in fiscal 2023 and fiscal 2022 were pre-approved by the Audit Committee.

PROPOSAL THREE — ADVISORY VOTE TO APPROVE THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS
We are asking our stockholders to vote to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement, including the section titled “Executive Compensation,” and any related material as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act’). This proposal, commonly known as a “Say-On-Pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the compensation philosophy, policies and practices described in this Proxy Statement.
In a non-binding advisory vote on the frequency of the say-on-pay proposal held at the 2022 annual meeting of stockholders, we recommended, and our stockholders voted in favor of, an annual say-on-pay vote. In light of this result and other factors considered by the board of directors, the board of directors determined that we would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency. A new advisory vote on the frequency of the say-on-pay vote is required every 6 years, and the next such advisory vote will be held at the 2028 annual meeting.
This vote is advisory, and therefore not binding on the Company or our board of directors. Our board of directors values the opinions of the stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the board of directors will evaluate whether any actions are necessary to address those concerns.
We believe that the policies and procedures articulated in the “Executive Compensation” section of this Proxy Statement are effective in achieving the Company’s goals and that the executive compensation reported in this Proxy Statement was appropriate and aligned with fiscal 2023 results. Before voting, we encourage our stockholders to read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation programs and Named Executive Officer compensation in fiscal 2023. We are asking stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement.
Our board of directors recommends a vote “FOR” the resolution approving the compensation of our named executive officers, as follows:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.

OTHER MATTERS
Other Business to be Conducted at the Annual Meeting
We know of no other matters to be acted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent according to their best judgment.
Stockholder Proposals for the 2024 Annual Meeting
Stockholders may nominate director candidates and make proposals to be considered at the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). In accordance with our by-laws, any stockholder nominations of one or more candidates for election as directors at the 2023 Annual Meeting or any other proposal for consideration at the 2024 Annual Meeting must be received by us at the address set forth below, together with certain information specified in our by-laws, not less than 60 days (July 14, 2024) nor more than 90 days (June 14, 2024) prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, such nomination or proposal must be received by the Company no later than the later of 70 days prior to the date of such annual meeting and the 10th day following the day on which public disclosure of the date of such annual meeting was made.
In addition to being able to present proposals for consideration at the 2024 Annual Meeting, stockholders may also be able to have their proposals included in our proxy statement and form of proxy for the 2024 Annual Meeting. In order to have a stockholder proposal included in the proxy statement and form of proxy, the proposal must be delivered to us at the address set forth below not later than May 15, 2024, and the stockholder must otherwise comply with the applicable requirements of the SEC and our by-laws. If the stockholder complies with these requirements for inclusion of a proposal in our proxy statement and form of proxy, the stockholder need not comply with the notice requirements described in the preceding paragraph.
In addition to satisfying the foregoing requirements under our by-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than July 15, 2024.
A copy of the full text of the provisions of our by-laws discussed above may be obtained by writing to our corporate secretary and all notices and nominations referred to above must be sent to our corporate offices at the following address: TechPrecision Corporation, 1 Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary.
Expenses Relating to this Proxy Solicitation
We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our directors, officers and employees may solicit proxies in person or by telephone, facsimile or electronic transmission without extra compensation for that activity. We also expect to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of our stock and obtaining the proxies of those owners. We regularly retain the services of Hayden IR to assist with our investor relations and other stockholder communications issues. Hayden IR may assist in the solicitation of proxies but has not, as of the date of this Proxy Statement, been engaged as a proxy solicitor that will receive any additional compensation for these services.
Householding
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements for two or more stockholders sharing the same address by delivering a single set of proxy materials, including the Internet Notice, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for TechPrecision.

Some banks, brokers and other nominee record holders may follow the practice of sending only one copy of TechPrecision’s proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.
If you prefer, we will promptly deliver a separate copy of the document to you if you request one by writing or calling as follows: TechPrecision Corporation, l Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary; Telephone 978-874-0591. If you want to receive separate copies of the Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the address and phone number above.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov or at www.techprecision.com.
Upon request of any stockholder, a copy of TechPrecision’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023, including a list of the exhibits thereto, may be obtained, without charge, by writing to TechPrecision Corporation, 1 Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary.
Whether or not you expect to be present at the Annual Meeting, please vote by mobile device or electronically over the Internet, or if you requested a printed copy of the proxy materials be mailed to you, sign, date and return the proxy card enclosed therewith. Your vote is important.
By order of the board of directors of
TECHPRECISION CORPORATION
Alexander Shen
Chief Executive Officer
August 3, 2023

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Mobile or Internet ★ QUICK ★ EASY ★ IMMEDIATE
24 Hours a Day, 7 Days a Week or by Mail

TECHPRECISION CORPORATION

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. Votes submitted electronically by Mobile or over the Internet must be received by 11:59 p.m., Eastern Time, on September 11, 2023.

VOTE BY INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

FOR all Nominees listed to the left (except as marked to the contrary) ☐

WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2023**

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.24 Hours a Day, 7 Days a Week or by MailVote by Mobile or Internet  QUICK  EASY  IMMEDIATETECHPRECISIONCORPORATION Your Mobile or Internet vote authorizes the namedproxies to vote your shares in the same manneras if you marked, signed, and returned your proxycard. Votes submitted electronically by Mobile orover the Internet must be received by 11:59 p.m., Eastern Time, on September 11, 2023.VOTE BY INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have yourproxy card available when you access the abovewebsite. Follow the prompts to vote your shares.VOTE AT THE MEETING –If you plan to attend the virtual online annualmeeting, you will need your 12 digit control numberto vote electronically at the annual meeting. Toattend the annual meeting, visit:https://www.cstproxy.com/techprecision/2023MOBILE VOTINGOn your Smartphone/Tablet, open the QR Readerand scan the below image. Once the voting siteis displayed, enter your Control Number from theproxy card and vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOUARE VOTING ELECTRONICALLY OR BY PHONE. MAIL – Mark, sign and date your proxy card andreturn it in the postage-paid envelope provided.  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE FIVE NOMINEES TO THE BOARD OF DIRECTORS; “FOR” PROPOSALS 2 AND 3; AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TECHPRECISION CORPORATION.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”: 1. Election of Directors(1) Robert A. Crisafulli(2) Andrew A. Levy(3) Richard S. McGowan(4) Walter M. Schenker(5) Alexander ShenFOR all Nomineeslisted to the left(except as markedto the contrary)WITHHOLDAUTHORITYto vote for all nomineeslisted to the left(Instruction: To withhold authority to vote for any individualnominee, strike a line through that nominee’s name in the listabove)2. Ratification of the selection of MarcumLLP as our independent registeredpublic accounting firm for the fiscalyear ending March 31, 2024.3. Advisory vote to approve thecompensation of our named
executiveofficers.CONTROL NUMBER Signature_______________________________Signature, if held jointly__________________________________ Date____________, 2023Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for theAnnual Meeting of Stockholders to be held September 12, 2023The proxy statement and our 2023 Annual Report toStockholders are available athttps://www.cstproxy.com/techprecision/2023TECHPRECISION CORPORATIONPROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Alexander Shen and Barbara M. Lilley, and each of them, asproxies, each with the power to appoint his or her substitute, and authorizes each of them torepresent and to vote, as designated on the reverse hereof, all of the shares of common stockof TechPrecision Corporation the undersigned has the power to vote as of the close of businesson July 25, 2023 at the Annual Meeting of Stockholders of TechPrecision Corporation to be heldon September 12, 2023, or at any postponements or adjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTIONIS INDICATED, WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE FIVE NOMINEES TO THEBOARD OF DIRECTORS; “FOR” PROPOSALS 2 AND 3; AND IN ACCORDANCE WITH THE BESTJUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME
BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS OF TECHPRECISION CORPORATION.The undersigned hereby also authorize(s) the proxy, in his or her discretion, to vote onany other business that may properly be brought before the meeting or any adjournmentor postponement thereof to the extent authorized by Rule 14a-4(c) under the SecuritiesExchange Act of 1934, as amended.22711 Techprecision Proxy Card Back(Continued, and to be marked, dated and signed, on the other side)